UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 25, 2005
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                      Wayne Savings Bancshares, Inc.
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         (Exact name of registrant as specified in its charter)


Delaware                          0-23433                          31-1557791
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
of incorporation)                                         Identification No.)


151 N. Market Street, Wooster, Ohio                                     44691
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(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code     (330) 264-5767
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                              Not Applicable
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       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.14d-2(b))
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 5.02  Departure of Directors or Principal Officers; Election of Directors;
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           Appointment of Principal Officers
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     On August 25, 2005, the Board of Directors of Wayne Savings Bancshares,
Inc. (the "Company") approved the employment of H. Stewart FitzGibbon III as the Company's Senior Vice President and Chief Financial Officer to replace Michael C. Anderson. Mr. Anderson is resigning as the Company's Chief
Financial Officer, effective September 2, 2005, for family reasons. However, Mr. Anderson will continue in an advisory capacity until October 1, 2005 and will receive his normal salary through such date.

     Mr. FitzGibbon, who is 48 years of age, will begin his duties as Senior Vice President and Chief Financial Officer with the Company on September 19, 2005. There was no arrangement or understanding between Mr. FitzGibbon and any other person pursuant to which he was selected as the Company's Senior Vice President and Chief Financial Officer. There are no family relationships between Mr. FitzGibbon and any of the Company's other executive officers or directors.

     Mr. FitzGibbon received a BA degree in economics from Kenyon College, Gambier, Ohio in May 1979 and a MBA degree in finance and management policy from Northwestern University, Chicago, Illinois, in June 1983. Between June 2003 and August 2005, Mr. FitzGibbon was the Vice President and Chief Financial Officer of Ohio Central Savings, a savings association located in Dublin, Ohio. Prior thereto, Mr. FitzGibbon was the Asset/Liability Manager for Third
Federal Savings and Loan Association, a savings association located in Cleveland, Ohio, between November 1999 and June 2003. In addition, Mr. FitzGibbon was a National Bank Examiner with the Comptroller of the Currency, Cleveland, Ohio, between February 1999 and October 1999. Prior to that, he was Senior Vice President and the Asset/Liability Manager for Signal Bank, N.A., a commercial bank located in Wooster, Ohio between September 1993 and February 1999.

     The Company and Mr. FitzGibbon intend to enter into an employment agreement which will provide that Mr. FitzGibbon will serve as the Company's Senior Vice President and Chief Financial Officer for a term of two years. The agreement will renew annually for one additional year unless notice to the contrary is given. The agreement will also provide for a severance payment of two times Mr. FitzGibbon's highest annual base salary and bonus under certain circumstances, including termination or resignation of Mr. FitzGibbon following a change in control of the Company.



                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      WAYNE SAVINGS BANCSHARES, INC.



Date:  August 31, 2005           By:  /s/Charles F. Finn
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                                      Charles F. Finn
                                      President and Chief Executive Officer